UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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EQUILLIUM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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LOGO P.O. BOX 8016, CARY, NC 27512-9903 Important Notice Regarding the Availability of Proxy Materials for Equillium, Inc. Stockholders Meeting to be held on May 26, 2021 For Stockholders as of April 01, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials go to: www.proxydocs.com/EQ To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. CONTROL NUMBER For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/EQ Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. if you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s shareholder meeting, you must make this request on or before May 14, 2021 To order paper materials, use one of the following methods. INTERNET www.investorelections.com/EQ TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above.* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. Equillium, Inc.

Meeting Information Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Wednesday, May 26, 2021 Time: 01:00 PM, Pacific Time Place: Annual Meeting to be held virtually via live webcast - please visit www.proxydocs.com/EQ for more details.  pdfYou must pre-register to attend the meeting online and/or participate at www.proxydocs.com/EQ. SEE REVERSE FOR FULL AGENDA

Equillium, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

PROPOSAL

1.

Election of the three nominees for Class III director named herein to hold office until the 2024 annual meeting of stockholders and until his or her successor has been duly elected or qualified, or until his or her earlier death, resignation or removal.

1.01	Daniel M. Bradbury
1.02	Martha J. Demski
1.03	Mark Pruzanski, M.D.

2.

To ratify, in a non-binding vote, the selection by the Audit Committee of the Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

NOTE: To conduct any other business properly brought before the Annual Meeting or any continuation, postponement or adjournment thereof.